American Customer Satisfaction ETF

SCHEDULE OF INVESTMENTS at June 30, 2021 (Unaudited)

	Shares	Value
COMMON STOCKS - 99.9%
Airlines - 3.3%
Delta Air Lines, Inc.	30,896	$1,336,561
Southwest Airlines Co.	24,003	1,274,319
		2,610,880
Apparel - 5.9%
Levi Strauss & Co. - Class A	64,692	1,793,262
Nike, Inc. - Class B	18,390	2,841,071
		4,634,333
Auto Manufacturers - 2.1%
General Motors Co.	27,604	1,633,329

Banks - 1.3%
JPMorgan Chase & Co.	6,483	1,008,366

Beverages - 4.5%
PepsiCo, Inc.	24,024	3,559,636

Computers - 7.5%
Apple, Inc.	42,922	5,878,597

Diversified Financial Services - 5.6%
Capital One Financial Corp.	7,545	1,167,136
The Charles Schwab Corp.	45,057	3,280,600
		4,447,736
Electric - 2.6%
CenterPoint Energy, Inc.	43,668	1,070,739
NextEra Energy, Inc.	12,982	951,321
		2,022,060
Food - 4.7%
The Hershey Co.	21,474	3,740,341

Gas - 1.2%
Atmos Energy Corp.	10,237	983,878

Healthcare - Services - 4.1%
Humana, Inc.	3,644	1,613,272
UnitedHealth Group, Inc.	4,045	1,619,780
		3,233,052
Insurance - 5.2%
Berkshire Hathaway, Inc. - Class B (1)	7,630	2,120,530
MetLife, Inc.	32,573	1,949,494
		4,070,024
Internet - 12.6%
Alphabet, Inc. - Class C (1)	1,249	3,130,394
Amazon.com, Inc. (1)	846	2,910,376
Etsy, Inc. (1)	7,598	1,563,972
Pinterest, Inc. - Class A (1)	29,124	2,299,340
		9,904,082
Lodging - 2.0%
Hilton Worldwide Holdings, Inc.	13,355	1,610,880

Media - 6.4%
Comcast Corp. - Class A	61,999	3,535,183
The Walt Disney Co.	8,838	1,553,455
		5,088,638
Pharmaceuticals - 4.3%
CVS Health Corp.	41,103	3,429,635

Retail - 15.2%
Costco Wholesale Corp.	6,279	2,484,412
Domino's Pizza, Inc.	4,254	1,984,449
L Brands, Inc.	37,301	2,687,910
Nordstrom, Inc.	88,168	3,224,304
Starbucks Corp.	14,673	1,640,588
		12,021,663
Software - 2.6%
Microsoft Corp.	7,437	2,014,683

Telecommunications - 4.8%
AT&T, Inc.	55,281	1,590,987
Motorola Solutions, Inc.	9,959	2,159,609
		3,750,596
Transportation - 4.0%
FedEx Corp.	10,573	3,154,243
Total Common Stocks
(Cost $70,023,174)		78,796,652

Short-Term Investments - 0.1%
Money Market Funds - 0.1%
First American Government Obligations Fund - Class X, 0.026% (2)	104,835	104,835
Total Short-Term Investments
(Cost $104,835)		104,835

Total Investments in Securities - 100.0%
(Cost $70,128,009)		78,901,487
Other Liabilities in Excess of Assets - (0.0)% (3)		(18,746)
Total Net Assets - 100.0%		$78,882,741

(1)	Non-income producing security.
(2)	The rate shown is the annualized seven-day effective yield as of June 30, 2021.

Summary of Fair Value Exposure at June 30, 2021 (Unaudited)

The American Customer Satisfaction ETF (the "Fund") utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
• Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data.
• Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund's investments as of June 30, 2021:

Investments in Securities	Investments Measured at Net Asset Value	Level 1	Level 2	Level 3	Total
Common Stocks (1)	$–	$78,796,652	$–	$–	$78,796,652
Short-Term Investments	–	104,835	–	–	104,835
Total Investments in Securities	$–	$78,901,487	$–	$–	$78,901,487

(1) See Schedule of Investments for the industry breakout.